Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The Company is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The following unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Regulation S-X and presents the pro forma effects of the following transactions (collectively the “Transactions”):

1.	The restructuring described in the section of the Proxy Statement titled “Information About Ittella Parent — Corporate Information” prior to the consummation of the Business Combination.

2.	Tax distribution of $512,000 to the stockholders of Ittella Parent prior to the consummation of the Business Combination.

3.	The Business Combination.

The Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined balance sheet as of June 30, 2020, assumes that the Transactions, as described above, occurred on June 30, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, present the pro forma effect of the Transactions as if they had been completed on January 1, 2019.

The following unaudited pro forma combined financial statements do not necessarily reflect what the Company’s financial condition or results of operations would have been had the Transactions occurred on the dates indicated. The pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of Forum was derived from the audited financial statements of Forum as of and for the year ended December 31, 2019 and the unaudited condensed financial statements of Forum as of and for the six months ended June 30, 2020, included elsewhere in the Proxy Statement. The historical financial information of Ittella Parent was derived from Ittella Parent’s audited consolidated financial statements as of and for the year ended December 31, 2019 and its unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2020, included in the proxy statement.

The pro forma financial information is qualified in its entirety by reference to, and should be read together with Forum’s and Ittella Parent’s unaudited and audited consolidated financial statements and related notes and the sections titled “Summary Historical Financial Information of the Company”, “Summary Historical Financial Information of Ittella Parent”, “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Ittella Parent Management Discussion and Analysis of Financial Condition and Results of Operations”, included in the Proxy Statement. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

Description of the Business Combination

Pursuant to the Merger Agreement, Merger Sub was merged with and into Ittella Parent, with Ittella Parent continuing as the surviving entity and a wholly-owned subsidiary of the Company. The aggregate consideration paid at the Closing to the Ittella Parent securityholders is the “Closing Merger Consideration.” The Closing occurred on October 15, 2020. The Closing Merger Consideration comprised $75,000,000 in cash, with the remainder of the Closing Merger Consideration comprising the Company’s common stock, valued at $10.00 per share. The Holdback Shares are payable after the Closing to the Ittella Parent stockholders upon satisfaction of certain conditions within the first three years after the Closing.

Accounting for the Business Combination

Business combinations in which the legal acquirer is not the accounting acquirer are commonly referred to as “reverse acquisitions” and can represent asset acquisitions, capital transactions and business combinations. A reverse acquisition occurs when the entity that issues securities (the legal acquirer) is identified as the acquiree for accounting purposes and the entity whose equity interests are acquired (the legal acquiree) is identified as the acquirer for accounting purposes. Reverse acquisitions are accounted for in accordance with Subtopic 805-40 of Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805-40”).

As described in the Proxy Statement, including under the section entitled “Proposal No. 1 — The Business Combination Proposal,” Ittella Parent was acquired by the Company and the owners of Ittella Parent obtained control of the Company following the Business Combination. In accordance with ACS 805-40, the Business Combination will be accounted for as a reverse acquisition in which the Company is considered the legal acquirer and Ittella Parent is considered the accounting acquirer. As such, the consolidated financial statements will reflect the accounting from the perspective of Ittella Parent as the accounting acquirer. This determination is based on the following factors:

i.	Ittella Parent securityholders combined retained the largest voting interest in the Company.

ii.	Ittella Parent’s former management represent the majority of the management of the Company.

iii.	Ittella Parent is the entity with the ability to elect the largest number of members to the Company’s board of directors.

iv.	Ittella Parent is larger than Forum based on assets, revenues, or earnings.

Other factors were evaluated but are not considered to have a material impact on the determination of Ittella Parent as the accounting acquirer.

The Business Combination will be accounted for as a reverse acquisition in accordance with U.S. GAAP. Under this method of accounting, Forum will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Ittella Parent issuing stock for the net assets of Forum, accompanied by a recapitalization. The net assets of Forum will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the reverse acquisition will be those of Ittella Parent. The reverse acquisition of Ittella Parent is determined to result in a transfer of an entire business operation and therefore represents a business combination through which the pre-transaction securityholders of Ittella Parent will retain a controlling interest in the Company.

Basis of Unaudited Pro Forma Presentation

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 have been prepared using and should be read in conjunction with the following:

●	Forum’s audited financial statements, consisting of the balance sheet as of December 31, 2019 and statement of operations and comprehensive income for the year ended December 31, 2019, and the related notes, included in the Proxy Statement.

●	Ittella Parent’s audited consolidated financial statements, consisting of the consolidated balance sheet as of December 31, 2019 and consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2019, and the related notes, included in the Proxy Statement.

The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2020 have been prepared using and should be read in conjunction with the following:

●	Forum’s unaudited financial statements, consisting of the balance sheet as of June 30, 2020 and statement of operations and comprehensive income for the six months ended June 30, 2020, and the related notes, included in the Proxy Statement.

●	Ittella Parent’s unaudited consolidated financial statements, consisting of the consolidated balance sheet as of June 30, 2020 and consolidated statement of operations and comprehensive income (loss) for the six months ended June 30, 2020, and the related notes, included in the Proxy Statement.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The unaudited condensed pro forma adjustments reflecting the completion of the Business Combination are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the unaudited pro forma condensed adjustments and it is possible the difference may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the unaudited pro forma condensed adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the business combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Ittella Parent.

The unaudited pro forma condensed combined financial information has been prepared on the basis of total redemptions of 1,827 shares of Class A common stock of the Company valued at $18,952.

Accounting Policies and Reclassifications

Based on management’s initial analysis of the accounting policies of Forum and Ittella Parent, there were no differences identified that would have an impact on the unaudited pro forma condensed combined financial information or that would require adjustments to the unaudited pro forma condensed combined financial statements. Management will perform a comprehensive review of the accounting policies of Forum and Ittella Parent. As a result of the comprehensive review, management may identify differences between the accounting policies of these entities which, when conformed, could have a material impact on the financial statements of the Company.

Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined balance sheet as of June 30, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and six months ended June 30, 2020 are based on the historical financial statements of Forum and Ittella Parent. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

ITTELLA PARENT AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2020

(in thousands)	Ittella Parent Consolidated	Forum Consolidated	Ittella Parent Pro Forma Consolidated	Pro Forma Adjustments		Ittella Parent As adjusted
CURRENT ASSETS
Cash and cash equivalents	$5,202	$86	$5,288	$104,400	PF: 1 PF: 2 PF: 3 PF: 6	$109,688
Cash held in Trust	—	207,402	207,402	(207,402)	PF: 1	—
Accounts receivable	15,707	—	15,707			15,707
Inventory	27,100	—	27,100	—		27,100
Prepaid expenses and other current assets	3,780	426	4,206	—		4,206
	51,789	207,914	259,703	(103,002)		156,701

PROPERTY AND EQUIPMENT, NET	11,915	—	11,915	—		11,915

INTANGIBLE ASSETS INCLUDING GOODWILL	—	—	—	—		—

DEFERRED TAXES	189	—	189	—		189

OTHER ASSETS	256	—	256	—		256

TOTAL ASSETS	$64,149	$207,914	$272,063	$(103,002)		$169,061

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$26,163	$1,245	$27,408	$—		$27,408
Accrued expenses	1,456	—	1,456	8,250	PF: 3	9,706
Dividends payable	1,923	—	1,923	—		1,923
Line of credit	14,532	—	14,532	—		14,532
Notes payable to related parties, current portion	189	—	189	(189)		—
Notes payable, current portion	540	—	540	(404)		136
Other current liabilities	895	—	895	—		895
	45,698	1,245	46,943	7,657	PF: 6	54,600

ITTELLA PARENT AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2020 (Continued)

(in thousands)	Ittella Parent Consolidated	Forum Consolidated	Ittella Parent Pro Forma Consolidated	Pro Forma Adjustments		Ittella Parent As adjusted
NONCURRENT LIABILITIES	2,433	8,800	11,233	(9,332)	PF: 2; PF: 6	1,901

CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION	—	192,868	192,868	(192,868)	PF: 6	—

REDEEMABLE NONCONTROLLING INTEREST	43,900	—	43,900	(43,900)	PF: 4	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1	1	2	(1)	PF: 7	1
Additional paid-in capital	—	2,127	2,127	165,581	PF: 4; PF: 8	167,708
Accumulated other comprehensive income	(343)	—	(343)	—		(343)
Retained earnings (deficit)	(28,498)	2,873	(25,625)	(29,181)	PF: 1; PF: 2; PF: 3; PF: 4; PF: 7	(54,806)
Total equity attributable to common stockholders	(28,840)	5,001	(23,839)	136,399		112,560
Noncontrolling interests	958	—	958	(958)	PF: 5	—
	(27,882)	5,001	(22,881)	135,441		112,560

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$64,149	$207,914	$272,063	$(103,002)		$169,061

ITTELLA PARENT AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

(in thousands except per share information)	Ittella Parent Consolidated	Forum Consolidated Forum	Ittella Parent Pro Forma Consolidated	Pro Forma Adjustments		Ittella Parent As adjusted
REVENUE	$84,919	$—	$84,919	$—		$84,919

COST OF GOODS SOLD	71,209	—	71,209	—		71,209

GROSS PROFIT	13,710	—	13,710	—		13,710

OPERATING EXPENSES	7,454	1,105	8,559	934	PF: 8	9,493

INCOME FROM OPERATIONS	6,256	(1,105)	5,151	(934)		4,217

OTHER INCOME AND EXPENSES
Interest income	—	4,289	4,289	(2,326)	PF: 1	1,963
Interest expense (income)	(494)	—	(494)	—	PF: 1	(494)
Unrealized gain on marketable securities held in Trust Account	—	18	18	(18)		—
	(494)	4,307	3,813	(2,344)		1,469

INCOME BEFORE PROVISION FOR INCOME TAXES	5,762	3,202	8,964	(3,278)		5,686

PROVISION FOR INCOME TAXES	154	852	1,006	(973)	PF: 9	33

NET INCOME (LOSS)	5,608	2,350	7,958	(2,305)		5,653

LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	1,082	—	1,082	(1,082)	PF: 4	—

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$4,526	$2,350	$6,876	$(1,223)		$5,653

SHARES OUTSTANDING, BASIC AND DILUTED	8	6,688				57,619	(1)

NET INCOME PER SHARE	$549.93	$(0.11)				$0.10

(1)	Pro forma shares outstanding does not include 2,500 Sponsor Earnout Shares and 5,000 Holdback Shares that are held in escrow subject to the achievement of certain conditions.

ITTELLA PARENT AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020

(in thousands except per share information)	Ittella Parent Consolidated	Forum Consolidated	Ittella Parent Pro Forma Consolidated	Pro Forma Adjustments		Ittella Parent As adjusted
REVENUE	$67,934	$—	$67,934	$—		$67,934

COST OF GOODS SOLD	54,946	—	54,946	—		54,946

GROSS PROFIT	12,988	—	12,988	—		12,988

OPERATING EXPENSES	4,458	1,273	5,731	467	PF: 8	6,198

INCOME FROM OPERATIONS	8,530	(1,273)	7,257	(467)		6,790

OTHER INCOME AND EXPENSES
Interest income	—	751	751	(363)	PF: 1	388
Interest expense	(381)	—	(381)	—		(381)
Other income (expense)	288	—	288	—		288
	(93)	751	658	(363)		295

INCOME BEFORE PROVISION FOR INCOME TAXES	8,437	(522)	7,915	(830)	PF: 1	7,085

PROVISION (BENEFIT) FOR INCOME TAXES	1,283	32	1,315	(248)	PF: 9	1,067

NET INCOME (LOSS)	7,154	(554)	6,600	(582)		6,018

LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	1,361	—	1,361	(1,361)	PF: 4	—

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$5,793	$(554)	$5,239	$778		$6,018

SHARES OUTSTANDING, BASIC AND DILUTED	8	6,835				57,619	(1)

NET INCOME (LOSS) PER SHARE	$703.55	$(0.17)				$0.10

(1)	Pro forma shares outstanding does not include 2,500 Sponsor Earnout Shares and 5,000 Holdback Shares that are held in escrow subject to the achievement of certain conditions.

Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable and (3) with respect to the statement of operations, expected to have a continuing impact on the results of the Company.

There were no intercompany balances or transactions between Forum and Ittella Parent as of the dates and for the periods of these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Forum and Ittella Parent filed consolidated income tax returns during the periods presented.

The unaudited pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined consolidated statements of operations are based upon the number of shares outstanding, assuming the Business Combination occurred on January 1, 2019.

The unaudited pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2020, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, are as follows:

Pro Forma Adjustments (PF)

1	Reflects the reclassification of cash held in Forum’s trust account amounting to $207,402,252 as of June 30, 2020. This cash is used for transaction considerations (i.e., settlement of debts and defined obligations of Ittella Parent), transaction expenses, the redemption of 1,827 shares of Class A common stock of Forum valued at $18,952 and general corporate purposes following the Closing. This also reflects the adjustment of trust income related to the transaction cash consideration and other expenses related thereto and the resulting tax impact of the trust income using a US federal tax rate of 21% and a California state tax rate of 8.84%.

2.	Reflects the settlement of $7,000,000 of deferred underwriters’ fees.

3.	Represents transaction costs in connection with the Business Combination totaling $35,105,092 of which $26,855,092 was paid in cash at Closing, consisting of the deferred underwriters’ fees referenced in PF 2, legal and financial advisors’ fees, and other professional fees. This amount includes the accrued compensatory shares payable to Harrison Co. in the second quarter of 2021.

4.	Represents recapitalization of Ittella Parent equity through the issuance of 9,406 shares of common stock, one share of Class A special stock, one share of Class B special stock and the exchange of certain securityholders’ shares of Ittella Parent’s common stock for 34,470,329 shares of the Company’s common stock as consideration in the Business Combination.

a.	Exchange of 12.5% noncontrolling ownership interest held by a financial institution in Ittella LLC to Ittella Parent for 1,176 shares of common stock of Ittella Parent.

b.	Exchange of Pizzo’s 30% ownership interest in Ittella Italy to Ittella Parent in exchange for one share of Class B special stock of Ittella Parent, which entitled Pizzo to receive 1,500,000 shares of common stock of the Company and $2,000,000 in cash at the Closing.

c.	Issuance of one share of Class A special stock of Ittella Parent to a key employee, which entitled her to receive 500,000 shares of common stock of the Company and $1,000,000 in cash at the Closing.

d.	Conversion of all issued and outstanding capital stock of Ittella Parent immediately prior to the Business Combination into the right to receive common stock of the Company.

e.	Conversion of shares of the Company’s Class B common stock into shares of the Company’s common stock in connection with the Business Combination.

f.	The Sponsor will subject 2,500,000 founder shares to potential forfeiture if certain conditions are not achieved by the post-combination company following the Closing. These shares are not included for purposes of the calculations of net income (loss) per share. In addition, 5,000,000 Holdback Shares subject to the achievement of the same conditions are also not included for purposes of the calculations of net income (loss) per share.

g.	Reversal of non-controlling interests on Ittella Parent’s shares that were subsequently converted/exchanged with the Company’s shares.

5.	Reflects elimination of non-controlling interests attributable to a financial institution and Pizzo.

6.	Reflects settlement of Class A common stock subject to possible redemption held by Forum prior to the Business Combination, and certain of Forum’s debt obligations outstanding at Closing.

7.	Reflects elimination of Forum’s stockholders’ equity.

8.	Reflects the incremental expense to be incurred by Ittella Parent as a result of agreements for (i) a new hire to the executive management team, and (ii) compensation adjustments to the existing executive management team’s compensation based on the employment agreements to be effective upon the Closing. Compensation expense includes salary, bonus and burden.

9.	Reflects adjustments to income tax expense as a result of the tax impact on the pro forma adjustments at the estimated US federal statutory tax rate of 21.0% and the California state tax rate of 8.84%.

Net income (loss) per Share

Represents the net income (loss) per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2019. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented.

COMPARATIVE SHARE INFORMATION

The following table sets forth the per share data of Forum on a stand-alone basis and the unaudited pro forma condensed combined per share data for the year ended December 31, 2019 and the six months ended June 30, 2020 after giving effect to the Business Combination.

You should read the information in the following table in conjunction with the selected historical financial information summary included in the Proxy Statement, and the historical financial statements of Forum and Ittella Parent and related notes that are included in the Proxy Statement. The unaudited Forum and Ittella Parent pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this Form 8-K.

The unaudited pro forma combined net income per share information below does not purport to represent the net income per share which would have occurred had the companies been combined during the periods presented, nor net income per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Forum and Ittella Parent would have been had the companies been combined during the periods presented.

	Ittella Parent		Forum	Pro Forma Combined
	(in thousands, except share and per share amounts)
Six Months Ended June 30, 2020
Net income (loss) attributable to common stockholders	$5,793		$(554)		$6,018
Stockholders’ equity (deficit) attributable to common stockholders	$(28,840)		$5,001		$112,560
Weighted average shares outstanding – basic and diluted	8,230		6,834,958		57,618,913	(2)
Basic and diluted net income (loss) per share	$703.55	(1)	$(0.17)		$0.10
Stockholders’ equity per share	$(3,504.25)		$0.73		$1.95

Year Ended December 31, 2019
Net income attributable to common stockholders	$4,526		$2,350		$5,653
Stockholders’ equity attributable to common stockholders	$2,890		$5,000	$
Weighted average shares outstanding – basic and diluted	8,230		6,687,798		57,618,913	(2)
Basic and diluted net income per share	$549.93	(1)	$(0.11)		$0.10
Stockholders’ equity per share	$351.15		$0.75	$

(1)	Per share information for Ittella Parent is derived from the net income (loss) per share attributable to Ittella Parent from the historical consolidated financial statements of Ittella Parent.
(2)	Pro forma shares outstanding does not include 2,500,000 Sponsor Earnout Shares and 5,000,000 Holdback Shares that are held in escrow subject to the achievement of certain conditions.